                               AMENDMENT NO. 16

                                      TO

                 AMENDED AND RESTATED MASTER DISTRIBUTION PLAN
                               (CLASS B SHARES)
                           (SECURITIZATION FEATURE)

   The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective March 31, 2006, as follows:

   WHEREAS, the parties desire to amend the Plan to reflect the addition of AIM China Fund, AIM International Bond Fund, AIM Japan Fund, AIM Structured Core Fund, AIM Structured Growth Fund and AIM Structured Value Fund;

   NOW THEREFORE, Schedule A to the Plan is hereby deleted and replaced in its entirety with Schedule A attached hereto.

   All other terms and provisions of the Plan not amended hereby shall remain in full force and effect.

                                  "SCHEDULE A
                             AMENDED AND RESTATED
                           MASTER DISTRIBUTION PLAN
                               (CLASS B SHARES)
                         DISTRIBUTION AND SERVICE FEES

   The Fund shall pay the Distributor or the Assignee as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class B Shares of each Portfolio designated below, a Distribution Fee and a Service Fee determined by applying the annual rate set forth below to the average daily net assets of the Class B Shares of the Portfolio. Average daily net assets shall be computed in a manner used for the determination of the offering price of Class B Shares of the Portfolio.

                                                Maximum
                                                 Asset
                                                 Based  Maximum  Maximum
                                                 Sales  Service Aggregate
       AIM EQUITY FUNDS                         Charge    Fee      Fee
       ----------------                         ------- ------- ---------
       Portfolios

       AIM Capital Development Fund              0.75%   0.25%    1.00%
       AIM Charter Fund                          0.75%   0.25%    1.00%
       AIM Constellation Fund                    0.75%   0.25%    1.00%
       AIM Diversified Dividend Fund             0.75%   0.25%    1.00%
       AIM Large Cap Basic Value Fund            0.75%   0.25%    1.00%
       AIM Large Cap Growth Fund                 0.75%   0.25%    1.00%
       AIM Mid Cap Growth Fund                   0.75%   0.25%    1.00%
       AIM Select Basic Value Fund               0.75%   0.25%    1.00%

                                                 Maximum
                                                  Asset
                                                  Based  Maximum  Maximum
                                                  Sales  Service Aggregate
     AIM FUNDS GROUP                             Charge    Fee      Fee
     ---------------                             ------- ------- ---------
     Portfolios

     AIM Basic Balanced Fund                      0.75%   0.25%    1.00%
     AIM European Small Company Fund              0.75%   0.25%    1.00%
     AIM Global Value Fund                        0.75%   0.25%    1.00%
     AIM International Small Company Fund         0.75%   0.25%    1.00%
     AIM Mid Cap Basic Value Fund                 0.75%   0.25%    1.00%
     AIM Premier Equity Fund                      0.75%   0.25%    1.00%
     AIM Select Equity Fund                       0.75%   0.25%    1.00%
     AIM Small Cap Equity Fund                    0.75%   0.25%    1.00%

                                                 Maximum
                                                  Asset
                                                  Based  Maximum  Maximum
                                                  Sales  Service Aggregate
     AIM GROWTH SERIES                           Charge    Fee      Fee
     -----------------                           ------- ------- ---------
     Portfolios

     AIM Basic Value Fund                         0.75%   0.25%    1.00%
     AIM Conservative Allocation Fund             0.75%   0.25%    1.00%
     AIM Global Equity Fund                       0.75%   0.25%    1.00%
     AIM Growth Allocation Fund                   0.75%   0.25%    1.00%
     AIM Income Allocation Fund                   0.75%   0.25%    1.00%
     AIM International Allocation Fund            0.75%   0.25%    1.00%
     AIM Mid Cap Core Equity Fund                 0.75%   0.25%    1.00%
     AIM Moderate Allocation Fund                 0.75%   0.25%    1.00%
     AIM Moderate Growth Allocation Fund          0.75%   0.25%    1.00%
     AIM Moderately Conservative Allocation Fund  0.75%   0.25%    1.00%
     AIM Small Cap Growth Fund                    0.75%   0.25%    1.00%

                                                 Maximum
                                                  Asset
                                                  Based  Maximum  Maximum
                                                  Sales  Service Aggregate
     AIM INTERNATIONAL MUTUAL FUNDS              Charge    Fee      Fee
     ------------------------------              ------- ------- ---------
     Portfolios

     AIM Asia Pacific Growth Fund                 0.75%   0.25%    1.00%
     AIM European Growth Fund                     0.75%   0.25%    1.00%
     AIM Global Aggressive Growth Fund            0.75%   0.25%    1.00%
     AIM Global Growth Fund                       0.75%   0.25%    1.00%
     AIM International Core Equity Fund           0.75%   0.25%    1.00%
     AIM International Growth Fund                0.75%   0.25%    1.00%

                                                Maximum
                                                 Asset
                                                 Based  Maximum  Maximum
                                                 Sales  Service Aggregate
       AIM INVESTMENT FUNDS                     Charge    Fee      Fee
       --------------------                     ------- ------- ---------
       Portfolios

       AIM China Fund                            0.75%   0.25%    1.00%
       AIM Developing Markets Fund               0.75%   0.25%    1.00%
       AIM Global Health Care Fund               0.75%   0.25%    1.00%
       AIM International Bond Fund               0.75%   0.25%    1.00%
       AIM Japan Fund                            0.75%   0.25%    1.00%
       AIM Trimark Fund                          0.75%   0.25%    1.00%
       AIM Trimark Endeavor Fund                 0.75%   0.25%    1.00%
       AIM Trimark Small Companies Fund          0.75%   0.25%    1.00%

                                                Maximum
                                                 Asset
                                                 Based  Maximum  Maximum
                                                 Sales  Service Aggregate
       AIM INVESTMENT SECURITIES FUNDS          Charge    Fee      Fee
       -------------------------------          ------- ------- ---------
       Portfolios

       AIM Global Real Estate Fund               0.75%   0.25%    1.00%
       AIM High Yield Fund                       0.75%   0.25%    1.00%
       AIM Income Fund                           0.75%   0.25%    1.00%
       AIM Intermediate Government Fund          0.75%   0.25%    1.00%
       AIM Money Market Fund                     0.75%   0.25%    1.00%
       AIM Municipal Bond Fund                   0.75%   0.25%    1.00%
       AIM Real Estate Fund                      0.75%   0.25%    1.00%
       AIM Total Return Bond Fund                0.75%   0.25%    1.00%

                                                Maximum
                                                 Asset
                                                 Based  Maximum  Maximum
                                                 Sales  Service Aggregate
       AIM SPECIAL OPPORTUNITIES FUNDS          Charge    Fee      Fee
       -------------------------------          ------- ------- ---------
       Portfolios

       AIM Opportunities I Fund                  0.75%   0.25%    1.00%
       AIM Opportunities II Fund                 0.75%   0.25%    1.00%
       AIM Opportunities III Fund                0.75%   0.25%    1.00%

                                                Maximum
                                                 Asset
                                                 Based  Maximum  Maximum
                                                 Sales  Service Aggregate
       AIM SUMMIT FUND                          Charge    Fee      Fee
       ---------------                          ------- ------- ---------
       Class B Shares                            0.75%   0.25%    1.00%

                                                Maximum
                                                 Asset
                                                 Based  Maximum  Maximum
                                                 Sales  Service Aggregate
       AIM TAX-EXEMPT FUNDS                     Charge    Fee      Fee
       --------------------                     ------- ------- ---------
       Portfolio

       AIM High Income Municipal Fund            0.75%   0.25%    1.00%

                                                Maximum
                                                 Asset
                                                 Based  Maximum  Maximum
                                                 Sales  Service Aggregate
       AIM COUNSELOR SERIES TRUST               Charge    Fee      Fee
       --------------------------               ------- ------- ---------
       Portfolio

       AIM Advantage Health Sciences Fund        0.75%   0.25%    1.00%
       AIM Multi-Sector Fund                     0.75%   0.25%    1.00%
       AIM Structured Core Fund                  0.75%   0.25%    1.00%
       AIM Structured Growth Fund                0.75%   0.25%    1.00%
       AIM Structured Value Fund                 0.75%   0.25%    1.00%

                                                Maximum
                                                 Asset
                                                 Based  Maximum  Maximum
                                                 Sales  Service Aggregate
       AIM SECTOR FUNDS                         Charge    Fee      Fee
       ----------------                         ------- ------- ---------
       Portfolio

       AIM Energy Fund                           0.75%   0.25%    1.00%
       AIM Financial Services Fund               0.75%   0.25%    1.00%
       AIM Gold & Precious Metals Fund           0.75%   0.25%    1.00%
       AIM Leisure Fund                          0.75%   0.25%    1.00%
       AIM Technology Fund                       0.75%   0.25%    1.00%
       AIM Utilities Fund                        0.75%   0.25%    1.00%

                                                Maximum
                                                 Asset
                                                 Based  Maximum  Maximum
                                                 Sales  Service Aggregate
       AIM STOCK FUNDS                          Charge    Fee      Fee
       ---------------                          ------- ------- ---------
       Portfolio

       AIM Dynamics Fund                         0.75%   0.25%    1.00%
       AIM Small Company Growth Fund             0.75%   0.25%    1.00%"